                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         May 14, 2002
                                                 -------------------------------

                            PSF GROUP HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

Delaware                             333-64180                  43-1818535
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(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)

423 West 8th Street, Suite 200, Kansas City, Missouri           64105
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code  (816) 472-7675
                                                   -----------------------------

                                      None
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          (Former name or former address, if changed since last report)

Item 4.      Change in Registrant's Certifying Accountant.

             The Board of Directors of PSF Group Holdings, Inc. (the "Company")
approved the dismissal of Arthur Andersen LLP ("Andersen") as the Company's
auditors. The dismissal is effective as of the close of business on May 14,
2002.

             Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended March 30, 2002 and March 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

             During the fiscal years of the Company ended March 30, 2002 and
March 31, 2001, and through May 14, 2002, there were no disagreements with
Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of the disagreement in connection with the audit reports on the
Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

             The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated May
16, 2002, stating its agreement with such statements.

             The Company expects to announce the appointment of a new
independent auditor in the near future.

Item 7.      Financial Statements and Exhibits.

             (c)  Exhibits

             Number               Description

             16.1                 Letter of Arthur Andersen LLP to the Securities
                                  and Exchange Commission dated May 16, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PSF GROUP HOLDINGS, INC.
                                       ------------------------
                                                (Registrant)

DATE: May 17, 2002                     /s/ Stephen A. Lightstone
                                       -----------------------------------------
                                       Stephen A. Lightstone
                                       Executive Vice President,
                                       Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibit

   16.1                    Letter of Arthur Andersen LLP to the Securities and
                           Exchange Commission dated May 16, 2002